Trinity Learning Corporation
2526 Durant Avenue
Berkeley, California  94704

Standard Registrar & Transfer Co.
12528 South 1840 East
Draper, Utah  84020

National Association of Securities Dealers, Inc.
OTC Compliance Unit
9509 Key West Avenue
Rockville, MD  20850-3329

Attention:     Robert W. Nesbitt
               Senior Compliance Examiner

     Re: Conditions to quotations on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD") of the common stock of Trinity Learning Corporation, a Utah corporation (the "Company"), and related instructions to Standard Registrar & Transfer Co. ("Standard Registrar")

Dear Ladies and Gentlemen:

          In consideration of the Company agreeing to file a Registration Statement with the United States Securities and Exchange Commission covering the resale of the "restricted securities" outlined below at no cost to the undersigned persons within a reasonable time and not later than March 31, 2004, and to pursue the effectiveness of such Registration Statement with the Company's "best efforts," and to facilitate the submission by the Company to the National Association of Securities Dealers, Inc. (the "NASD") of quotations of the Company's common stock on the OTC Bulletin Board of the NASD, and the NASD's granting of such quotations, the undersigned persons agree as follows:

          (1) That the following stock certificates and the shares of common stock of the Company represented thereby shall not be publicly sold unless and until: (i) there is a Registration Statement filed with the United States Securities and Exchange Commission covering these stock certificates and the shares of common stock represented thereby, which has become effective; or (ii) the United States Securities and Exchange Commission provides a "no action" letter which indicates that registration prior to resale of these stock certificates and the shares of common stock of the Company represented thereby is not required under Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), as there is an available exemption for the resale of these securities by the undersigned; or (iii) there is a finding by a United States District Court having original jurisdiction or a state court having concurrent jurisdiction regarding the Securities Act, to the effect that these stock certificates and the shares of common stock represented thereby can be resold by the undersigned persons or their successors without registration under the Securities Act.


Page 2

          (2) The undersigned persons agree and do hereby advise Standard Registrar, the transfer and registrar for the common stock of the Company and the addressees of this Letter Agreement that Standard Registrar is hereby authorized to place a restriction on the stock certificates referred herein below on their presentation, reflecting the terms and conditions of this Letter Agreement, and that Standard Registrar shall make appropriate notations in the transfer records maintained for and on behalf of the Company to the effect that the following stock certificates have "stop transfer" instructions until one of the foregoing conditions has been met.

          (3) The undersigned shall promptly courier to Standard Registrar the following stock certificates for the imprinting of an appropriate legend reflecting this Letter Agreement. The stock certificates subject to this Letter Agreement are as follows:



                                        Stock               Number of
Name and Address                        Certificate No.     Shares
----------------                        ---------------     ------
Douglas D. Cole                         150014              500,000
1896 School Street                      150031              300,000
Moraga, CA  94556                       150032              300,000

William Jobe                            150016              200,000
P. O. Box 6509
Snowmass, CO  81615

Edward Mooney                           150015              500,000
1503 Smokey Mountain Drive              150029              300,000
Petuluma, CA  94954                     150030              300,000

Theodore H. Swindells                   150033              500,000
1 Regent Street                         150034              500,000
London, SW1Y 4NS England


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European American Securities            150022              400,000
1st Floor, 1 Regent Street
London, SW1Y 4NS England

Kings Peak Advisors LLC                 150036              1,100,000
1338 South Foothill Dr., #171           150037              1,100,000
Salt Lake City, Utah 84108              150038              1,100,000
                                        150039              1,100,000

Global Marketing Associates, Inc.       150027              300,000
c/o Adrian Wilson                       150028              300,000
@ Nathan Drage Law Firm
4766 Holladay Blvd.
Holladay, UT  84117

Date: ___________________          ____________________________________
                                   Douglas D. Cole

Date: ___________________          ____________________________________
                                   William Jobe


Date: ___________________          _____________________________________
                                   Edward Mooney


Date: ___________________          _____________________________________
                                   Theodore H. Swindells


                                   EUROPEAN AMERICAN SECURITIES


Date: ___________________          By ___________________________________
                                      Gerard Troncin, CEO

Date: ___________________          By ____________________________________
                                      Olivier Debarge, Director


Page 4

                                   KINGS PEAK ADVISORS, LLC


Date:____________________          By: ___________________________________
                                       Douglas D. Cole, Manager


                                   GLOBAL MARKETING ASSOCIATES, INC.


Date: ____________________         By ____________________________________
                                      Adrian Wilson, President


Page 5

                                   ACCEPTED:

                                   TRINITY LEARNING CORPORATION


Dated: ____________________.       By _______________________________
                                      Douglas D. Cole, President




